Exhibit 99.1

GLAAM, a Revolutionary Architectural Media Glass Manufacturer, to

Become Publicly Traded Through Combination with Jaguar Global Growth

Corporation I

- GLAAM is the Exclusive Manufacturer of G-Glass, the World’s First IT Construction Material and

Architectural Display That Turns Buildings Into Massive Media Devices

- Over 460 High-Profile Installations of G-Glass, Including Qatar’s View (Cedars Sinai) Hospital and the

2018 Pyeongchang Winter Olympics

- Combination Implies a Pro Forma Enterprise Value of $309 Million, with up to $200 Million in Net Cash on the Balance Sheet to Fuel Growth

- Existing GLAAM Shareholders Will Roll 100% of Their Current Equity Holdings into Equity of the

Combined Company

Miami, Florida and Seoul, South Korea – March 2, 2023 – GLAAM, Co., Ltd. (“GLAAM” or the “Company”), a leading designer and manufacturer of architectural display glass, and Jaguar Global Growth Corporation I (Nasdaq: JGGC, JGGCR, and JGGCW) (“Jaguar Global”) have entered into a definitive business combination agreement that would result in GLAAM becoming a publicly traded company. As a result of the business combination, GLAAM and Jaguar Global shareholders will exchange their shares for shares in a new combined company (“NewCo”). Upon closing of the transaction, NewCo is expected to be renamed at a later date, and its ordinary shares are expected to be listed on the Nasdaq Stock Market (“Nasdaq”) under a new ticker symbol.

GLAAM: A True IT Media Product

GLAAM is the world’s first and only large-scale provider of architectural media glass. The Company manufactures an integrated architectural IT product, G-Glass, that combines architectural glass with customizable, large-scale digital media display capabilities. The product allows buildings to be transformed into huge digital art canvases, transmit real-time event broadcasts, and become interactive experiences through sensors and smartphone connectivity. A video highlighting G-Glass’s capabilities can be found here.

Since its first major installation in 2014, the Company has completed over 460 G-Glass installations, including a 15,000 sq. ft. installation for the 2018 Pyeongchang Winter Olympics and a 43,000 sq. ft. installation at the View (Cedars Sinai) Hospital in Qatar, which represented the world’s largest transparent media screen.

GLAAM Investment Highlights

•	Significant and Expanding Total Addressable Market Centered on Digital Out-of-Home (DOOH) Media Market: The global DOOH content delivery market has a current estimated value of approximately $20 billion, growing by an estimated 12% per annum between 2021 and 2025.[1] With its innovative display technology, G-Glass broadens the reach of DOOH media to transparent vertical real estate, driving additional value for building owners and developers, as well as generating advertising and media revenues for GLAAM.

•

Proprietary G-Glass Product Outperforms Alternatives, Delivering Value to All Stakeholders: Traditional display options—including LED screens, LED mesh, and LED bars—offer little to no transparency and have durability of less than five years. G-Glass combines media functionality, 99.7% transparency, low operating costs, and architectural-grade durability, providing long-term operating expense savings of approximately 80% for owners and developers.

•

Technology Innovation, At-Scale Production and Market Leadership Provide Competitive Advantages Amid High Entry Barriers: GLAAM has 24 patents and over 30 proprietary raw materials. In addition, the Company has 1.4 million sq. ft. of annual manufacturing capacity, which includes fully proprietary, self-developed production lines, allowing for mass production at the highest quality. These competitive advantages reflect over a decade of development and over $185 million in research and development investments, placing GLAAM an estimated 10-15 years ahead of its competitors.

•

Large and Growing Global Pipeline Across DOOH’s Place-Based and Large Format Wallscape Marketplace Segments: As core tenets of its growth strategy, GLAAM seeks to continue its international expansion, focusing on large-ticket projects that include multi-unit digital place-based networks and large format digital urban wallscapes. GLAAM’s current pipeline includes over $1 billion in potential projects that are in ongoing discussions, with $86 million of these opportunities considered “high probability.”[2]

•

Growth Strategy Propelled by a Robust International Sales Effort and Increased Emphasis on Advertising Media: GLAAM aims to bolster its regional sales and marketing resources across Asia, the Middle East, Europe and the Americas. To capture an increasing share of the DOOH market, the Company is working to scale its “Glass-as-a-Service” (GaaS) approach, which reduces upfront costs for customers while retaining their upside and simultaneously allows GLAAM to expand its margin and monetize the installation for the full 30+ years of its expected lifespan.

•

Established Operational Footprint Offers Runway for Rapid Growth: The Company recorded $21 million in revenue and regained breakeven core EBITDA profitability in 2022, following headwinds from COVID-19. As GLAAM executes on its current pipeline and ramps its GaaS model, the Company is expected to grow revenue to $51 million in 2023 and $71 million in 2024, with EBITDA margins of 44% and 48%, respectively.

[1]	PQ Media Global Digital Out-of-Home Media Forecast 2021-2025.
[2]	Projects with defined customer, location, usage, and budget, or initial drawing.

Management Commentary

“With G-Glass, GLAAM offers a differentiated technology product that can deliver value to all commercial real estate stakeholders and catalyzes growth in some of the most attractive global markets,” said Ho Joon Lee, CEO of GLAAM. “Our technological edge and established operational foundation give us significant advantages in a market with high barriers to entry. We believe we are positioned for rapid growth and are already making major strides to expand our global pipeline with projects across Korea, Canada, Saudi Arabia, and the U.S. We welcome Jaguar Global’s partnership and support, which will allow us to gain enhanced exposure to investors and key real estate decision-makers across our international target markets. I look forward to a successful transaction and expanding G-Glass’s global growth potential.”

Gary Garrabrant, Chairman and CEO of Jaguar Global, commented: “Joining forces with Ho Joon Lee and GLAAM is a powerful strategic combination, following our 25-year history of active, partner-centric company building. Our presence and focus on the most compelling markets in Asia and globally naturally aligns with GLAAM’s presence and promise. GLAAM’s proven and proprietary technology can broaden the reach of DOOH media to vertical structures of all kinds. We believe capitalizing on our differentiated relationships with industry leaders will catalyze an exciting new chapter of growth for GLAAM as a public company.”

Transaction Terms

The combined company will have an estimated post-transaction enterprise value of $309 million, assuming no redemptions by Jaguar Global public shareholders. Proceeds from the transaction, before the payment of certain transaction expenses, will comprise up to $244 million of cash held in Jaguar Global’s trust account before redemptions, with approximately $200 million in net cash on the balance sheet to fund growth, assuming no redemptions by Jaguar Global public shareholders. The transaction does not include a minimum cash condition.

Jaguar Global and GLAAM’s respective boards of directors have unanimously approved the transaction, which is expected to close in the third quarter of 2023, subject to regulatory and shareholder approvals. GLAAM’s shareholders will roll 100% of their existing GLAAM equity holdings into the combined company and are expected to own approximately 36.1% of the combined company on a non-fully diluted basis immediately following the closing of the proposed business combination, assuming no redemptions by Jaguar Global’s public shareholders in connection with the shareholder meeting of Jaguar Global to vote on, among other things, the business combination.

All references to cash on the balance sheet, available cash from the trust account and retained transaction proceeds are subject to any redemptions by public shareholders of Jaguar Global and payment of transaction expenses.

For additional information regarding the terms of the transaction, as well as an investor presentation and transcript of the investor webcast, please see the Current Report on Form 8-K, which will be filed today with the Securities and Exchange Commission (“SEC”) by Jaguar Global. Additional information about the transaction will be provided in the registration statement on Form F-4 relating to the business combination to be filed with the SEC by Jaguar Global.

Advisors

Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC, is acting as Jaguar Global’s exclusive financial advisor and lead capital markets advisor, and Oberon Securities is acting as GLAAM’s exclusive financial advisor. Paul Hastings LLP is acting as Jaguar Global’s U.S. legal counsel, and Yulchon is acting as Jaguar Global’s Korean legal counsel. White & Case LLP and Lee & Ko are serving as GLAAM’s U.S. and Korean legal counsel, respectively.

Gateway Group is acting as investor relations advisor to Jaguar Global, with THE IR acting as Korean investor relations and public relations advisor to GLAAM. Dukas Linden is acting as public relations advisor to Jaguar Global.

Conference Call & Webcast Information

Jaguar Global and GLAAM management will host a conference call and webcast to discuss the proposed transaction today, March 2, at 9:00 a.m. Eastern time. The webcast will be accompanied by a detailed investor presentation.

Date: Thursday, March 2, 2023

Time: 9:00 a.m. Eastern time

Registration Link: https://register.vevent.com/register/BId81fac611dec41b98ac2eeaaa335f8ea

The conference call will be broadcast live and available for replay here and via Jaguar Global’s website at www.jaguarglobalgrowth.com.

The presentation accompanying the webinar will be available on GLAAM’s website at www.glaam.co.kr/en/investment. The presentation will also be filed with the SEC by Jaguar Global as an exhibit to a Current Report on Form 8-K, which can be viewed on the SEC’s website at www.sec.gov.

About GLAAM

GLAAM is the inventor of G-Glass, the world’s first IT building material and architectural display product. Our 99.7% transparent, LED embedded, architectural glass makes it possible for buildings to become gigantic story-telling canvases without compromising real estate value or architectural durability. With over 460+ projects worldwide and 24 global patents, our innovation is at the forefront of the media architecture revolution, transforming buildings into media devices.

To learn more about GLAAM, visit: www.glaam.co.kr/en.

About Jaguar Global Growth Corporation I

Jaguar Global Growth Corporation I is a partnership between Jaguar Growth Partners, an accomplished global investor in real estate operating companies, and Hennessy Capital Group, the leading independent SPAC sponsor in the United States. Jaguar Global seeks to capitalize on the long-term trends in the PropTech sector; in essence, the intersection of real estate and technology. Jaguar Global aims to leverage the sponsors’ combined investment experience, global relationships and domain expertise to identify and invest in an established, high-growth PropTech company outside of the U.S.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, Jaguar Global’s, GLAAM’s and NewCo’s expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction of the closing conditions to the proposed business combination and the timing of the completion of the proposed business combination. For example, projections of future enterprise value, revenue and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Jaguar Global and its management, NewCo and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; (2) the outcome of any legal proceedings or regulatory matters or investigations that may be instituted against Jaguar Global, the Company, NewCo or others; (3) the inability to complete the business combination due to the failure to obtain approval of the shareholders of Jaguar Global or to satisfy other conditions to closing; (4) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations; (5) the ability to meet stock exchange listing standards following the consummation of the business combination; (6) the risk that the business combination disrupts current plans and operations of Jaguar Global or the Company as a result of the announcement and consummation of the business combination; (7) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of NewCo to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the business combination; (9) changes in applicable laws or regulations; (10) the possibility that Jaguar Global, the Company or NewCo may be adversely affected by other economic, business, and/or competitive factors; (11) the impact of COVID-19 on the Company’s business and/or the ability of the parties to complete the proposed business combination; (12) the Company’s estimates of expenses and profitability and underlying assumptions with respect to shareholder redemptions and purchase price and other adjustments; and (13) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Jaguar Global’s final prospectus relating to its initial public offering and in Jaguar Global’s and NewCo’s subsequent filings with the SEC, including the registration statement on Form F-4, which will include the proxy statement/prospectus, relating to the business combination.

Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof. None of Jaguar Global, the Company or NewCo undertake any duty to update these forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed business combination, NewCo intends to file with the SEC a registration statement on Form F-4 that will include a prospectus with respect to NewCo securities to be issued in connection with the business combination and a proxy statement with respect to the shareholder meeting of Jaguar Global to vote on, among other things, the business combination. Jaguar Global intends to file a definitive proxy statement with the SEC. Jaguar Global’s shareholders and other interested persons are advised to read, when available, the definitive proxy statement and documents incorporated by reference therein filed with the SEC in connection with the proposed business combination, as these materials will contain important information about GLAAM, Jaguar Global and the proposed business combination. When available, the definitive proxy statement and other relevant materials for the proposed business combination will be mailed to shareholders of Jaguar Global as of a record date to be established for voting on the proposed business combination. Shareholders will also be able to obtain copies of the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or upon written request to Jaguar Global at Jaguar Global Growth Corporation I, 601 Brickell Key Drive, Suite 700, Miami, FL 33131.

Participants in Solicitation

Jaguar Global and its directors and executive officers may be deemed participants in the solicitation of proxies from Jaguar Global’s shareholders with respect to the proposed business combination. A list of the names of Jaguar Global’s directors and executive officers and a description of their interests in Jaguar Global is contained in Jaguar Global’s final prospectus related to its initial public offering dated February 10, 2022, which was filed with the SEC and is available free of charge at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed business combination when available.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contacts:

Jaguar Global Growth Corporation I Media Contact

Dukas Linden Public Relations for Jaguar Global Growth Corporation I

+1 212.704.7385

jaguar@dlpr.com

Jaguar Global Growth Corporation I Investor Relations Contact

Cody Slach and Jackie Keshner

Gateway Group, Inc.

+1 949.574.3860

JGGC@gatewayir.com

GLAAM Investor Relations Contact

Nakyung Kim

THE IR

+82.2.785.1109

snk@irup.co.kr